List of Subsidiaries

AAPOP 1, L.P., a Delaware limited partnership

AAPOP 2, L.P., a Delaware limited partnership

BDN Real Estate Fund I LP, a Delaware limited partnership

Brandywine Ambassador, L.P., a Pennsylvania limited partnership

Brandywine Acquisition Partners LP, a Delaware limited partnership

Brandywine Austin Properties I LP, a Texas limited partnership

Brandywine Byberry LP, a Delaware limited partnership

Brandywine Central, L.P., a Pennsylvania limited partnership

Brandywine Cira, L.P., a Pennsylvania limited partnership

Brandywine Cira PO LP, a Delaware limited partnership

Brandywine Cira Post Office LP, a Delaware limited partnership

Brandywine Cira South LP, a Delaware limited partnership

Brandywine Cira Towers LP, a Delaware limited partnership

Brandywine Cityplace LP, a Delaware limited partnership

Brandywine Croton, L.P., a Pennsylvania limited partnership

Brandywine Dominion, L.P., a Pennsylvania limited partnership

Brandywine F.C., L.P., a Pennsylvania limited partnership

Brandywine Grande B, L.P., a Delaware limited partnership

Brandywine Grande C, L.P., a Delaware limited partnership

Brandywine Greensboro Drive LP, a Delaware limited partnership

Brandywine International Drive LP, a Delaware limited partnership

Brandywine Industrial Partnership, L.P., a Delaware limited partnership

Brandywine Metroplex, L.P., a Pennsylvania limited partnership

Brandywine Midatlantic, LP, a Delaware limited partnership

Brandywine Norriton, L.P., a Pennsylvania limited partnership

Brandywine Office Investors LP, a Delaware limited partnership

Brandywine Operating Partnership, L.P., a Delaware limited partnership

Brandywine P.M., L.P., a Pennsylvania limited partnership

Brandywine Properties Associates LP, a Delaware limited partnership

Brandywine Properties Management LP, a Texas limited partnership

Brandywine TB Florig, L.P., a Pennsylvania limited partnership

Brandywine TB Inn, L.P., a Pennsylvania limited partnership

Brandywine TB I, L.P., a Pennsylvania limited partnership

Brandywine TB II, L.P., a Pennsylvania limited partnership

Brandywine TB V, L.P., a Pennsylvania limited partnership

Brandywine TB VI, L.P., a Pennsylvania limited partnership

Brandywine TB VIII, L.P., a Pennsylvania limited partnership

Brandywine Webster LP, a Delaware limited partnership

Brandywine Westheimer LP, a Texas limited partnership

Brandywine 1177 Beltline Associates, L.P., a Texas limited partnership

Burnett Plaza Associates, L.P., a Delaware limited partnership

C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership

C/N Leedom Limited Partnership II, a Pennsylvania limited partnership

C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership

C/N Oaklands Limited Partnership III, a Pennsylvania limited partnership

Concord Airport Plaza Associates, LP, a California limited partnership

Eight/Oliver Brandywine Partner, L.P., a Pennsylvania limited partnership

Eight Tower Bridge Development Associates, a Pennsylvania limited partnership

e-Tenants.com Holding, L.P., a Pennsylvania limited partnership

Fifteen Horsham, L.P., a Pennsylvania limited partnership

Five/Oliver Brandywine Partner, L.P., a Pennsylvania limited partnership

Five Tower Bridge Associates, a Pennsylvania limited partnership

Four Tower Bridge Associates, a Pennsylvania limited partnership

Iron Run Limited Partnership V, a Pennsylvania limited partnership

LC/N Horsham Limited Partnership, a Pennsylvania limited partnership

LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership

Newtech IV Limited Partnership, a Pennsylvania limited partnership

New Two Logan, LP, a Pennsylvania limited partnership

Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership

OLS Office Partners, L.P., a Delaware limited partnership

One Rockledge Associates Limited Partnership, a Massachusetts limited partnership

Prentiss Properties Corporetum, L.P., a Delaware limited partnership

PWC Associates, a Pennsylvania limited partnership

Radnor Center Associates, a Pennsylvania limited partnership

Radnor Properties Associates-II, L.P., a Pennsylvania limited partnership

Radnor Properties-SDC, L.P., a Delaware limited partnership

Radnor Properties-200 RC Holdings, L.P., a Delaware limited partnership

Radnor Properties-200 RC, L.P., a Delaware limited partnership

Radnor Properties-201 KOP, L.P., a Delaware limited partnership

Radnor Properties-555 LA, L.P., a Delaware limited partnership

Two Logan Holdings LP, a Pennsylvania limited partnership

Two Logan Square Associates, a Pennsylvania limited partnership

Six Tower Bridge Associates, a Pennsylvania limited partnership

Tower Bridge Inn Associates, a Pennsylvania limited partnership

Two Tower Bridge Associates, a Pennsylvania limited partnership

Witmer Operating Partnership I, L.P., a Delaware limited partnership

100 Arrandale Associates, L.P., a Pennsylvania limited partnership

111 Arrandale Associates, L.P., a Pennsylvania limited partnership

440 Creamery Way Associates, L.P., a Pennsylvania limited partnership

442 Creamery Way Associates, L.P., a Pennsylvania limited partnership

481 John Young Way Associates, L.P., a Pennsylvania limited partnership

Interstate Center Associates, a Virginia general partnership

Iron Run Venture II, a Pennsylvania general partnership

IR Northlight II Associates, a Pennsylvania general partnership

Plymouth TFC, General Partnership, a Pennsylvania general partnership

AAP Sub One, Inc., a Delaware corporation

Atlantic American Land Development, Inc., a Delaware corporation

BDN Properties I Inc., a Delaware corporation

BOI Carlsbad Inc., a Delaware corporation

BOI Pacific Ridge Inc., a Delaware corporation

BOI President’s Plaza Inc., a Delaware corporation

BOI TRS Inc. ,a Delaware corporation

BOI TRS II Inc., a Delaware corporation

BOI TRS IV Inc., a Delaware corporation

BOI TRS V Inc., a Delaware corporation

Brandywine GP Cityplace Inc., a Delaware corporation

Brandywine Grande C Corp., a Delaware corporation

Brandywine Holdings, I, Inc., a Pennsylvania corporation

Brandywine Norriton Corp., a Pennsylvania corporation

Brandywine Properties I Limited Inc., a Delaware corporation

Brandywine Realty Services Corporation, a Pennsylvania corporation

Brandywine Resources I Inc., a Delaware corporation

BTRS, Inc., a Delaware corporation

Southpoint Land Holdings, Inc., a Pennsylvania corporation

Valleybrooke Land Holdings, Inc., a Pennsylvania corporation

BDN GP Real Estate Fund I LLC, a Delaware limited liability company

BRE/Logan I, L.L.C., a Delaware limited liability company

BRE/Logan II, L.L.C., a Delaware limited liability company

Brandywine Ambassador, L.L.C., a Pennsylvania limited liability company

Brandywine Austin I LLC, a Delaware limited liability company

Brandywine Brokerage Services, LLC, A New Jersey limited liability company

Brandywine Byberry LLC, a Delaware limited liability company

Brandywine Calverton LLC, a Delaware limited liability company

Brandywine Charlottesville LLC, a Virginia limited liability company

Brandywine Christina LLC, a Delaware limited liability company

Brandywine Cira, LLC, a Pennsylvania limited liability company

Brandywine Cira PO LLC, a Delaware limited liability company

Brandywine Cira Post Office LLC, a Delaware limited liability company

Brandywine Cira South LLC, a Delaware limited liability company

Brandywine Cira Towers LLC, a Delaware limited liability company

Brandywine Continental LLC, a Delaware limited liability company

Brandywine Croton, LLC, a Pennsylvania limited liability company

Brandywine Dabney, L.L.C., a Delaware limited liability company

Brandywine Dominion, L.L.C., a Pennsylvania limited liability company

Brandywine F.C., L.L.C., a Pennsylvania limited liability company

Brandywine Fairmont LLC, a Delaware limited liability company

Brandywine Grande B, L.L.C., a Delaware limited liability company

Brandywine Greentree V, LLC, a Delaware limited liability company

Brandywine Interstate 50, L.L.C., a Delaware limited liability company

Brandywine Lake Merritt LLC, a Delaware limited liability company

Brandywine – Main Street, LLC, a Delaware limited liability company

Brandywine Metroplex LLC., a Pennsylvania limited liability company

Brandywine Midatlantic, LLC, a Delaware limited liability company

Brandywine Norriton, L.L.C., a Pennsylvania limited liability company

Brandywine One Logan LLC, a Pennsylvania limited liability company

Brandywine One Rodney Square, L.L.C., a Delaware limited liability company

Brandywine Ordway, LLC, a Delaware limited liability company

Brandywine P.M., L.L.C., a Pennsylvania limited liability company

Brandywine Piazza, L.L.C., a New Jersey limited liability company

Brandywine Plaza 1000, L.L.C., a New Jersey limited liability company

Brandywine Promenade, L.L.C., a New Jersey limited liability company

Brandywine Properties II LLC, a Delaware limited liability company

Brandywine Radnor 200 Holdings LLC, a Delaware limited liability company

Brandywine Radnor Center LLC, a Pennsylvania limited liability company

Brandywine Research LLC, a Delaware limited liability company

Brandywine TB Florig, LLC, a Pennsylvania limited liability company

Brandywine TB Inn, L.L.C., a Pennsylvania limited liability company

Brandywine TB I, L.L.C., a Pennsylvania limited liability company

Brandywine TB II, L.L.C., a Pennsylvania limited liability company

Brandywine TB V, L.L.C., a Pennsylvania limited liability company

Brandywine TB VI, L.L.C., a Pennsylvania limited liability company

Brandywine TB VIII, L.L.C., a Pennsylvania limited liability company

Brandywine Trenton Urban Renewal, L.L.C., a Delaware limited liability company

Brandywine Tysons LLC, a Delaware limited liability company

Brandywine Webster LLC, a Delaware limited liability company

Brandywine Westheimer GP LLC, a Delaware limited liability company

Brandywine Wisconsin Avenue LLC, a Delaware limited liability company

Brandywine Witmer, L.L.C., a Pennsylvania limited liability company

Brandywine 300 Delaware, LLC, a Delaware limited liability company

Brandywine 1177 Beltline Associates GP, LLC, a Delaware limited liability company

Brandywine 1901 Harrison LLC, a Delaware limited liability company

Brandywine 2201 Co-Way LLC a Delaware limited liability company

Brandywine 2201 Co-Way II LLC, a Delaware limited liability company

Burnett Plaza Associates GP, LLC. a Delaware limited liability company

Christiana Center Operating Company I LLC, a Delaware limited liability company

Christiana Center Operating Company II LLC, a Delaware limited liability company

Christiana Center Operating Company III LLC, a Delaware limited liability company

e-Tenants LLC, a Delaware limited liability company

Macquarie BDN, LLC, a Delaware limited liability company

Macquarie BDN Christina I, LLC, a Delaware limited liability company

Macquarie BDN Christina III, LLC, a Delaware limited liability company

New Two Logan GP, LLC, a Pennsylvania limited liability company

PP Corporate Lakes, LLC a Delaware limited liability company

PP Lake Merritt, L.L.C., a Delaware limited liability company

Prentiss Properties Corporetum LLC, a Delaware limited liability company

Radnor GP, L.L.C., a Delaware limited liability company

Radnor GP-SDC, L.L.C., a Delaware limited liability company

Radnor GP-200 RC, L.L.C., a Delaware limited liability company

Radnor GP-201 KOP, L.L.C., a Delaware limited liability company

Radnor GP-555 LA, L.L.C., a Delaware limited liability company

PJP Building Two, L.C., a Virginia limited liability company

PJP Building Three, L.C., a Virginia limited liability company

PJP Building Five, L.C., a Virginia limited liability company

1000 Chesterbrook Boulevard Partnership, a Pennsylvania general partnership

Atlantic American Properties Trust, a Maryland real estate investment trust

BOI Broadway Trust, a Maryland real estate investment trust

BOI Herndon Trust, a Maryland real estate investment trust

BOI Rancho Bernardo Bluffs Trust, a Maryland real estate investment trust

Brandywine Capital Trust I, a Delaware statutory trust

Brandywine Capital Trust II, a Delaware statutory trust

Brandywine Oakland Trust, a Maryland real estate investment trust

POI Corporate Lakes III Trust, a Maryland real estate investment trust

Broadmoor Austin Associates, a Texas joint venture